





U.S. GOLD CORP

U.S. focused gold exploration and development company advancing high potential projects in WY, NV and ID.

Nasdaq: USAU

December 2021

Forward Looking Statements

TERMS OF USE AND DISCLAIMER - This presentation is being provided for the sole purpose of providing the recipients with background information about

U.S. Gold Corp. ("U.S. Gold"). U.S. Gold Corp. has made reasonable efforts to ensure that the information contained in this presentation is accurate as of the date hereof, however, there may be inadvertent or unintentional errors. No representation, warranty or guarantee, express or implied, is made as to the fairness, accuracy, completeness or correctness of information contained in this presentation, including the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, results or statements in relation to future matters contained in this presentation. The views and information provided herein are based on a number of estimates and assumptions that are subject to significant exploration, business, economic, regulatory and competitive uncertainties. See "Forward Looking Statements" below. U.S. Gold Corp. is not liable to any recipient or third party for the use of or reliance on the information contained in this presentation. This presentation provides information in summary form only, is not intended to be complete and does not constitute an offer to sell or the solicitation of an offer to buy any security. It is not intended to be relied upon as advice to investors or potential investors and does not constitute a personal recommendation or take into account the investment objectives, financial situation or needs of any particular investor. U.S. Gold Corp. is not acting as agent or advisor and encourages the use of independent consultants, as necessary, prior to entering into transactions.

FORWARD LOOKING STATEMENTS – Except for the statements of historical fact contained herein, the information presented may constitute "forward-looking statements" within the meaning of United States securities and other laws. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "aims", "anticipates", "will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. By their very nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond our control. Forward looking statements are based on the opinions and estimates of management at the date the statements are made, as well as a number of assumptions made by, and information currently available to, U.S. Gold Corp. concerning, among other things, anticipated geological formations, potential mineralization, future plans for exploration and/or development, potential future production, drilling exposure, and exploration budgets and timing of expenditures, all of which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of U.S. Gold Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from results anticipated by such forward looking statements include, among others, risks related to the Company's limited operating history, current and future exploration activities, the Company's need for significant additional capital, changes in government legislation, changes in ownership interest in a project, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices and volatility of gold, silver and other metals, environmental risks and hazards, infrastructure and/or operating costs, labor and employment matters, availability of financing, permitting availability, government regulation, changes in equity markets, the uncertainties involved in interpreting geological data, the validity of the Company's title to its properties, increases in costs and exchange rate fluctuations, the Company's dependence on key personnel, COVID-19 uncertainties, as well as those factors discussed in Company's filings with the U.S. Securities and Exchange Commission (SEC), including the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC, which can be reviewed at www.sec.gov.

Although U.S. Gold Corp. has attempted to identify important factors that could cause actual results to differ materially, they're other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. U.S. Gold Corp. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements of U.S. Gold Corp. should be considered highly speculative. The following is a description of U.S. Gold Corp.'s sampling methodology, chain of custody, quality control and quality assurance procedures applicable to the Company's drill results contained in this Presentation, save and except for historical results.

Cautionary Note to U.S. Investors Concerning Mineral Resources

We may use certain terms on this presentation, such as "measured," "indicated," or "inferred" mineral resources, which are defined in Canadian Institute of Metallurgy guidelines, the guidelines widely followed to comply with Canadian National Instrument 43-101-- Standards of Disclosure for Mineral Projects ("NI 43-101"). We advise U.S. investors that these terms are not recognized by the United States Securities and Exchange Commission (the "SEC"). The estimation of measured and indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves under the SEC's disclosure rules. Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. U.S. investors are cautioned not to assume that measured or indicated mineral resources will be converted into reserves. Inferred mineral resources have a high degree of uncertainty as to their existence and their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource exists, or is economically or legally viable. Under Canadian rules, estimates of "inferred mineral resources" may not form the basis of feasibility studies, pre-feasibility studies or other economic studies, except in prescribed cases, such as in a preliminary economic assessment under certain circumstances. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in place tonnage and grade without reference to unit measures.

U.S. Gold Corp. Value Proposition



1.44 million AuEq Proven & Probable ounce reserve

100K+ oz AuEq annual potential production profile





Low strip ratio – surface mineral outcrop with immediate revenue potential

Advancing the CK Gold Project



20K tpd production with 10yr mine life

Mineral resource expansion potential





Feasibility Study analyzing future aggregate economic potential

All in Sustaining Cost (AISC) of $800 / oz over LOM





Potential for rapid permit approval exclusively under WY jurisdiction

The Next Potential US 100K+ oz AuEq Producer

Nasdaq Listed

- Good liquidity
- Cash in bank
- No debt

Portfolio Also Includes

- Maggie Creek, NV
- Keystone, NV
- Challis Gold, ID

Combining robust economics with district-scale exploration, in mining friendly U.S. jurisdictions



CK Gold Project – WY

Near Term Production Potential

- **Advanced Exploration and Development** property
- **Mining friendly location** in the Silver Crown Mining District of southeast Wyoming
- SK-1300 Technical Report and Pre-Feasibility Study (**PFS**) prepared by Gustavson Associates shows the following reserves:
- 1.01mm Proven and Probable oz Au and 248mm lbs Cu
- **$323 million** Pre-Tax **Net Present Value (NPV 5%)** at $1625/oz Au, $3.25/lb Cu, $18/oz Ag
- **39.4% Pre-Tax** Annual Internal Rate of Return (**IRR**)
- CK Gold Project **remains open in multiple directions**
- Advancing to bankable **FS, permitting and production** decision



Nevada

District-Scale Exploration

- **Keystone** located on the Cortez Gold Trend, one of the world's most prospective mineral trends - 10 miles south of Barrick's Cortez Hills Mine Complex
- 5 years of district exploration and permitting efforts have advanced Keystone to **specific drill targets**
  - **Maggie Creek** located on the Carlin Trend, one of the world's most prospective mineral trends
- Approximately 10 miles NE of Newmont's Gold Quarry Mine



Idaho

District-Scale Exploration

- **Challis Gold Project** is located approximately 75 kilometers southwest of Salmon, Idaho, within the tertiary challis volcanic field.
  - Significant potential upside exploration potential
- **Low sulfidation,** gold/silver epithermal vein and stockwork deposit
- Historical (not-current) report estimated approximately **313,825 ounces** of gold at a grade of **1.22 grams / ton gold**

Financial Snapshot | Tight share structure and listed on NASDAQ



Stock Information	
Listing	NASDAQ
Symbol	**USAU**
52-week stock range	$8.50 - $17.40
Average daily volume	25,011



Analyst Coverage	Company	12 Month Target Price
Heiko Ihle	H.C. Wainwright & Co.	$15.50
Jake Sekelsky	Alliance Global Partners	$20.00

Recent significant financings & corporate activity	
December 2021	SK-1300 Prefeasibility Study (**PFS**) technical report released
February 2021	U.S. Gold Corp. closed **$9.6 million** registered direct offering
August 2020	U.S. Gold Corp. closed Northern Panther acquisition and adds **$8mm** in additional capital
March 2020	U.S. Gold Corp. closed **$2.0 million** registered direct offering
March 2020	U.S Gold Corp. completed a 10:1 share consolidation

Share Structure (December 1, 2021)	
Common shares outstanding	**7,101,594**
Warrants*	**1,368,246**
Options*	**90,000**
Cash (as of July 31, 2021)	**~$10.8M**

* USAU warrants /options are as follows:
90,000 employee 5-year options, $14.70 strike, expire Dec 2022
109,688 warrants, $11.40 strike, (5-year expiration – Jan 2024)
755,000 warrants, $6.00 strike (5-year expiration – Aug 2025)
503,558 warrants $14.50 strike (5-year expiration – Jan 2026)

U.S. Gold Corp. Peer Comparison

- **Compelling value with considerable potential upside**
- Pre-tax NPV of US **$323 million** versus the company's market capitalization of ~ **$76 million**

US Open Pit Projects – Developer / Explorer Comps							
Company	**Ticker**	**Price**	**Market Cap ($ MM)**	**EV ($ MM)**	**Global Ounces MM oz**	**EV / oz (Global) $ / oz**	**P / NAV**
Corvus Gold Inc	KOR	$3.18	$403	$390	3.60	$110	0.61x
Gold Standard Ventures	GSV	$0.46	$165	$154	2.80	$55	0.34x
Integara Resources Corp	ITRG	$2.18	$135	$127	2.70	$47	0.52x
Liberty Gold	LGDTF	$0.83	$223	$213	1.50	$142	0.52x
Perpetua Resources	PPTA	$5.05	$318	$307	6.60	$47	0.47x
Revival Gold Inc	RVLGF	$0.47	$33	$28	2.00	$14	0.28x
MEAN			**$213**	**$202**	**3.20**	**$69**	**0.46x**
U.S. Gold Corp.	USAU	$10.76	$76	$66	1.44 (P1P2)	$45	0.23x

Closing prices as of November 30, 2021. Source: Bloomberg

ESG Dashboard | Where We Are Today

Environmental

Working towards a future **low carbon** footprint

Exploring carbon offset technology to get to future **Net Zero**

Commitment to land stewardship in partnership with local stake-holders and ranchers

Water conservation through dry stack tailings and potential future **water storage facility** within the open pit

Social

ZERO work-related safety incidents

Substantial Local Investment in
- Work Force
- Consultants
- Office

Community **Outreach** & Community **Engagement**

Governance

80% Board members are independent

20% Female Director Representation

100% Committed to annual ESG review and best corporate governance practices



CK Gold Project Overview

Potential near-term production and robust economics, WY

CK Gold Project Claims & Location



~1.5-hr north of Denver International Airport
~20-miles west of Cheyenne
~3-miles north of Granite Quarry and I80/UP rail corridor
Cheyenne
Crystal Lake
CK Gold Project
Copper King 3D Model
Interstate I-80
Martin Marietta Granite Quarry
Section 36
CANADA
WYOMING
MEXICO

CK Gold Project Pre-Feasibility Study Summary*

1.44M	10 year	20K tpd	108,500	$800 / oz	$221M	$15M
AuEq oz Proven & Probable Reserve	Life of Mine	Production Rate	Average AuEq oz Annual Production	AISC over LOM	Initial CAPEX	Sustaining Capital

		/----- Pre-Tax--------/			/------After-Tax-------/		
Gold Au/oz.	Copper Cu/lb.	NPV M$'s	IRR %	Payback Years	NPV M$'s	IRR %	Payback Years
$ 1.825	$ 3.65	437.7	52.4%	1.7	383.9	44.6%	1.8
$ 1.725	$ 3.45	395.5	46.0%	1.8	325.2	39.3%	2.0
$ 1.625	**$ 3.25**	**323.3**	**39.4%**	**2.0**	**265.7**	**33.7%**	**2.2**
$ 1.525	$ 3.05	251.0	32.6%	2.2	204.8	27.9%	2.5
$ 1.425	$ 2.85	178.8	25.4%	2.6	143.5	21.7%	2.9

*Source: SK-1300 Technical Report Pre-Feasibility Study on the CK Gold Project report date December 1, 2021 using $1625 Au, $3.25 Cu and $18 Ag. Please see "Cautionary Note Concerning Mineral Resources" in this presentation.

CK Gold Project Resource Estimate (2021)*

Mineral Reserves Statement

	Mass	Gold (Au)		Copper (Cu)		Silver (Ag)		Au Equivalent (AuEq)	
	Tons (000's)	Oz (000's)	oz / st	lbs (millions)	%	oz (000's)	oz / st	oz (000's)	oz / st
Proven (P1)	29,600	574	0.019	118	0.198	1,440	0.049	757	0.026
Probable (P2)	40,700	440	0.011	130	0.160	1,220	0.030	679	0.017
P1 + P2	**70,400**	**1,010**	**0.014**	**248**	**0.176**	**2,660**	**0.038**	**1,440**	**0.020**

Mineral Reserves Statement (Metric)

	Mass	Gold (Au)		Copper (Cu)		Silver (Ag)		Au Equivalent (AuEq)	
	Tonnes (000's)	Oz (000's)	g / tonne	Tonnes (000's)	%	oz (000's)	g / tonnes	oz (000's)	g / tonnes
Proven (P1)	26,900	574	0.664	53	0.198	1,440	1.664	757	0.876
Probable (P2)	37,000	440	0.370	59	0.160	1,220	1.027	679	0.571
P1 + P2	**63,800**	**1,010**	**0.494**	**112**	**0.176**	**2,660**	**1.295**	**1,440**	**0.700**

2021 resource defined by 160+ drill-holes, totaling 28,500m, within the CK Gold Project deposit

High-grade mineralization exposed at the surface surrounded by a large, lower-grade zone with potential for expansion

*Refer to the SK-1300 Technical Report Summary from the CK Gold Project Prefeasibility Study, December 1, 2021. Reserves tabulated at a cutoff grade of (0.0107 – 0.0088) AuEq oz/st, 0.009 AuEq oz/st average. AuEq is calculated on a recovery-weighted basis for the three metallurgical types, oxide, mixed oxidation and sulfide. Note only 3 significant figures shown, may not sum due to rounding. Please see "Cautionary Note Concerning Mineral Resources" in this presentation.

CK Gold Project 2021 PFS Highlights

On December 1, 2021, Gustavson Associates issued an S-K 1300 technical report Pre-Feasibility Study (PFS) for U.S. Gold Corp. showing the following metrics:

Summary of CK Gold Project Pre-Tax Economic Results

	Base Case
Gold price (US$/ounce)	$1,625
Copper Price (US$/lb)	$3.25
Net Cash Flow	$500.4 million
Net Present Value (5.0% Discount rate)	$323.3 million
Internal Rate of Return	39.4%
CAPEX	$221 million
Payback	2 years
10 year projected mine life	~108,500 AuEq oz / year

Projected Production and Processing Summary

Mine Type	Open Pit	
Total Production	70.8 million tons	
Processing Rate	20,000 tons per day	
	Gold	Copper
Average Mill Feed Grade	0.015 oz/ton	0.19%
Average Metal Recoveries	68%	77%
Average Annual Production	Gold (oz)	Copper (lbs)
Years 1-5	122,000	26.40 million
LOM: 10 years	101,700	24.88 million
Total Production	Gold (oz)	Copper (lbs)
LOM (10 years)	1,017,000	248.8 million
AISC	$800 / oz	
Estimated Number of Jobs Created	> 200 jobs	

- Refer to the SK-1300 Technical Report Summary from the CK Gold Project Prefeasibility Study, report date December 1, 2021. The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note Concerning Mineral Resources" in this presentation.



CK Gold Project PFS / FS Engineering

- Primary Crushing
- SAG and ball mills
- Flotation
- Concentrate to off-site smelter
- Dry-stack tailings

Detailed Plant Design



Advancements

- Secured Land and ROW for project
- New resource model
- P1&P2 Reserves
- Au, Cu, Ag, Aggregate
- FS 1st half of 2022
- FS field work done, assays and study results pending
- Anticipate filing mine plan permit in Q2, 2022

Engineering Design




ploration oles
y rology oles
eotechnical oles
Con e nation oles
235000 N
234000 N
233000 N
232000 N
650000 E
651000 E
652000 E
653000 E
654000 E

CK Gold Project 2021 FS Drilling Program

Development and Resource Expansion

- CK Gold Project drilling program for 2021 consisted of 34 core and rc drill holes, for geotechnical, hydrological and engineering
- Assays expected Q1 2022
- Continued baseline studies
- 13 water well monitoring holes
- Will be in position to file mine plan permit in mid 2022



Initial Results of 2021 drill program. White holes are awaiting assay results. Perspective view looking WNW. Mineralization persists to the southwest outside of the PFS pit design.

Beyond the Current Resource

- 80% of historical drill holes end in mineralization or are not closed off laterally – deposit wide open
- Open at depth below 800 feet and southeast along strike; 2,900 ft of strike length untested
- Depth and strike length volumetrics sufficient to double current gold-copper resource if mineralization continues along strike
- Clean and simple mineralogy; low overall sulfide content – little acid-generating potential



Pre-Cambrian granodiorite
contact
2,900 ft (0.88 km) untested strike length
Post-mineral White River Fm.
open
1000 ft
2020 step-out RC drilling

CK Gold Project: Pathway Forward


2022
2023
2024
2025
Q1
Q2
Q3
Q4
Drill results
FS Reserve Estimate
Feasibility Study
Baseline Plans, Studies and Monitoring
Permit Application
Permit Review / Approval
Mill Construction
Production

Future CK Catalysts



Attractive Future Potential Financing Options
Exploring State of WY debt funding along with attractive potential vendor financing options

2021 Drill Assays
Assays for 2021 CK field season due early 2022

Feasibility Study
Final engineering and studies to move CK to construction

Aggregate Market Study
Could provide additional upside to CK FS NPV

Pit Lake Water Storage Optimization
Continue with hydrology, water monitoring and technical studies to asses viability of future pit lake

Advance Permitting
Anticipate CK mine permit approval in mid 2023

Construction and Production
Building mill, potential commercial production in 2024


Nevada Gold Cortez Complex
Nevada Gold Goldrush

Nevada and Idaho Exploration Overview

Discovering the next gold districts on the Cortez and Carlin Trends in Nevada

Nevada Projects Location

Nevada – established gold mining jurisdiction

- Produced ~4.6 M oz of gold produced in 2019 - approx. **76% of U.S. gold production**[1]
- The **6th largest** gold producing "country" in the world, if Nevada were a country
- Historically, Nevada has produced > 225M oz of gold
- **"Elephant country"**: numerous > 20M oz gold deposits
- Pro-mining environment, **geopolitical stability,** major infrastructure


Carlin Trend
Independence – Eureka Trend
Sulfur-Lovelock – Austin Trend
Twin Creeks
Turquoise
Getchell
Hycroft
Florida Canyon
Lone Tree
Marigold
McCoy Cave
Phoenix
Carlin
Gold Quarry
Betze-Post
West Leeville
Pinion
Pipeline
Cortez
Cortez Hills
Goldrush
Bald Mountain
KEYSTONE
GOLD BAR NORTH
RENO
Rabbit Creek Trend
Ruby Hill Mine
Comstock
Taylor
Rawhide
Northumberland
Borealis
Round Mountain
Battle Mtn – Eureka / Cortez Trend
N
0 50 miles
0 80 Km
Goldfield
Bullfrog
Sterling
LAS VEGAS
U.S. Gold Corp. Projects
Major gold mines and deposits
Major Nevada Gold Trends

Keystone Projects Location

- The Cortez Trend is one of the **world's most productive trends** - producing ~ 1M oz of gold per year
- The trend hosts numerous **world class deposits**[2]:
  - Barrick's Pipeline: ~21+ M oz gold
  - Barrick's Cortez Hills: ~15+ M oz gold
  - Barrick's Goldrush: ~10+ M oz gold
- Significant discoveries still being made on the Cortez Trend, e.g., Barrick's Fourmile Project
- **Keystone** exhibits **many similarities** to Barrick's deposits to the north - similar **host rock, stratigraphy, structure** and **Eocene intrusions**

2. The presence of gold resources on properties in close proximity is not necessarily indicative of the gold mineralization on the Keystone property



Pipeline Mine
Horse Cyn Mine
Goldrush deposits
East boundary of Cortez Gold Trend
West boundary of Cortez Gold Trend
Keystone Property
Horst & intrusion
w structural interp.
Gold Bar North
Horst
Gold Bar Mine
Gold Bar South Horst
Kilometers
Miles

U.S. GOLD CORP

Keystone Project in context of USGS Residual and detailed Project Gravity and Cortez Gold Trend

Keystone Project Overview

- Consolidated an entire district on the **Cortez Trend,** NV - **20 square miles, 100% controlled** by U.S. Gold Corp.
- **Never previously consolidated** nor systematically explored by model-driven, modern-day exploration techniques
- The extent and **severity of the alteration** and the **thickness of permissive rock** packages encountered, highlight the potential of this district scale mineral system
- Systematic exploration from 2016-2021 has primed Keystone for discovery; three most prospective target areas defined



Keystone Drilling Stratigraphy

- All holes encountered anomalous Au and strong pathfinders within thick favorable stratigraphy
- Hole Key19-05rc was first test of Nina Skarn target area
  - Strongest, continuous Au mineralization ever encountered at Keystone to date
  - Altered, gold bearing upper and lower plate rocks from surface to 414.5 meters
  - Demonstrates the Keystone district scale project hosts a gold bearing Eocene magmatic-hydrothermal system



KEYSTONE STRATIGRAPHIC SECTION
2019 Phase One Drill Holes
Eocene Volcanics (Tv)
Upper Plate Slaven (Ds), Elder (Se) and Valmy (Ov)
Lower Valmy (Ov) and Comus (COc)
Mississippian-Devonian flysch (DMf) and Horse Canyon (Dhc)
Devonian Wenban Formation (Dw)
Silurian-Devonian Roberts Mountains Formation (SDrm)
TV
COc
DMf
Dhc
U.S. GOLD
KEYSTONE STRATIGRAPHIC SECTION AND SUMMER 2019 DRILLING & MINERALIZATION REPRESENTATION

Keystone Exploration

Keystone moved from scout hole drilling to targeted drilling – vectoring toward discovery success

- **2019 targeted drilling of 7 holes**
  - High priority targets to follow up on 2018 results
  - Provided a first test to several drill targets in areas previously inaccessible
- **Future proposed drilling**
  - Will be a mix of core and RC
  - Will be focused on the Sophia and Greenstone Gulch target areas. Further drilling will be conducted at Nina Skarn in the future
  - Discussing potential partnership opportunities at Keystone with leading industry companies
- We believe that high priority targets show the potential for promising **Carlin-type gold deposits**



W
E
Valley
Lower Valley
Comus
Horse Canyon
Wenban
Eocene Walti
Quartz Monzonite
Wenban

Figure 2. Key19-05rc Cross Section

Maggie Creek Project

- Approximately three square miles of unpatented mining claims on the Carlin Trend next to the giant Gold Quarry deposits (26 M oz Au)
- Classical structure and stratigraphy that hosts the majority of Au ounces on the Carlin Trend
- Numerous ore grade and anomalous Au intercepts in historical drilling
- Mostly shallow, vertical historic drill holes
- Target opportunities beneath and adjacent to shallow intercepts
- Recent gravity survey helped define new targets
- USAU initial 2021 exploration program advancing towards discovery success
    - Altered Popovitch Fm encountered shallower than previously believed



Newmont's
Rainbow
deposit


Soap Creek Fault
Target Area
Good Hope Fault

Maggie Creek Drilling

- Potential for a higher grade gold deposit similar to Gold Quarry is likely under Carlin Formation in the southeast portion of the Maggie Creek claims (dashed red oval).
- Target developed using proper geologic projections, gravity and geochemical data.
- Drilled two-holes, 4,440 ft core drilling test of the target
- Drilling successfully identified targeted structure, host stratigraphy and Carlin-style alteration at similar depths to current mining operations along the Carlin Gold Belt

Challis Gold Project
Idaho Is A Mining State

- Challis Gold Project is located about 75 kms SW of Salmon, ID and 20 kms SW of Revival Gold's Beartrack Project, within the Tertiary Challis Volcanic Field
- Challis Gold is a low sulfidation, Au-Ag epithermal vein and stockwork deposit localized along intersecting NW – NE trending shear structures in a window of sedimentary rocks exposed through the Challis Volcanics
- Historical (not-current) 43-101 Resource of approximately 313,825 oz Au at a grade of 1.22 g/t Au, low strip ratio (Johnny's Point)
- Idaho is ranked as world's 8th best mining jurisdiction by the Fraser Institute; higher than any Canadian jurisdiction
- Nearby Idaho mining areas include the Stibnite Au project, Bear Track Au project, Delamar Ag-Au mine, Coeur d'Alene Ag-Zn-Pb mines, Black Pine Au mine and Thompson Creek Mo mine



Challis Gold
Beartrack
Revival Gold
Stibnite
Perpetua Resources
SALMON
CHALLIS
TRANS - CHALLIS FAULT SYSTEM
IDAHO CITY
Kilometers

Directors, Management & Technical Advisory Team

Management



Kevin Francis
VP Exploration and Tech. Services



George Bee
Chairman, President & CEO



Eric Alexander
Chief Financial Officer

Independent Directors



Tara Gilfillan



Robert Schafer



The Honorable Ryan K. Zinke



Michael Waldkirch

Technical Advisory Team

John Schloderer	Exploration and Geology
John Wells	Metallurgy
Larry Morasse	Project Management

Yani Roditis	Mine Engineer
Lucas Hekma	Project Permitting
Jason Begger	Government Affairs and Community Relations

The U.S. Gold Corp. Opportunity


EF-75M

Advancing world-class assets

- **Promising portfolio**, in stable and mining friendly U.S. jurisdictions. The portfolio offers investors both potential near-term production and sizeable blue-sky exploration
- Team of **accomplished explorers and proven company builders**, who have made, and financed, the discovery and development of numerous world class gold assets
- CK Gold Project offers potential exposure to **compelling value**, and potential near-term production in **mining friendly Wyoming**
- Keystone and Maggie Creek offer exposure to significant potential exploration upside – entire districts on Nevada's prolific **Carlin and Cortez Trends**
- We believe **Challis Gold** to be a high potential exploration project located in **Idaho**
- The company has a **tight share structure** (7.1M shares outstanding), with a large audience - listed on **NASDAQ**

DEVELOPMENT PACKAGE

Exciting combination of a later stage development asset and multiple exploration blue sky potentials

PROVEN TEAM

Top quality management and advisory team with pedigrees of developing renowned gold projects

U.S. COMPANY

U.S. Gold Corp. is a US based company, listed on a major US Exchange – NASDAQ, with US based properties

HIGH UPSIDE

Large growth potential for the current resource and valuation upside based on market comps

Contacts

Investor Relations
ir@usgoldcorp.gold
www.usgoldcorp.gold
+1 800 557 4550

U.S. Gold Corp.
211 W 19th Street
Suite 100
Cheyenne, WY 82001

U.S. GOLD CORP

Nasdaq : USAU